UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2016

AQUARIUS CANNABIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-200932	47-1273086
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

515 South Flower Street, 36th Floor

Los Angeles, CA 90071

 (Address of Principal Executive Office) (Zip Code)

(888) 317-0460

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)	On April 13, 2016 Aquarius Cannabis, Inc. (the “Company”) dismissed its independent registered public accounting firm, Pritchett, Siler & Hardy, P.C. (“Pritchett”).

(ii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

(iii)

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and any subsequent interim periods through April 13, 2016, the date of dismissal, (a) there were no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pritchett, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)

On April 19, 2016, the Company provided Pritchett with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On April 13, 2016, the Board of Directors of the Company engaged BF Borgers CPA, P.C. (“Borgers”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended December 31, 2015 and 2014 and any subsequent interim periods through the date hereof prior to the engagement of Borgers, neither the Company, nor someone on its behalf, has consulted Borgers regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Pritchett, Siler & Hardy, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUARIUS CANNABIS, INC.

Date: April 28 2016	By:	/s/ Michael Davis Lawyer
Name: Michael Davis Lawyer
Title: Chief Executive Officer